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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
North Coast Energy, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on File No. 33-40341.




Arthur Andersen LLP

Cleveland, Ohio,
June 26, 1998.